EXHIBIT 10.1

AMENDING AGREEMENT

    THIS AMENDING AGREEMENT (the “Amending Agreement”), is made and entered into on December 21, 2011 with an effective date of July 11, 2011 (the “Effective Date”), by and between Circle Star Energy Corp., a Nevada corporation with a principal business address of 919 Milam Street, Suite 2300, Houston, Texas, 77002 (the “Company”) and G. Jonathan Pina (the “Executive”).

    WHEREAS, the Company and the Executive entered into an executive employment agreement (the “Employment Agreement”) effective July 11, 2011;

    WHEREAS, pursuant to Section 6.3 of the Employment Agreement, the Executive received a signing bonus of 1,500,000 shares of common stock of the Company (the “Bonus Shares”), and 500,000 of such Bonus Shares were vested and payable on the signing of the Employment Agreement (the “Issued Shares”), 500,000 Bonus Shares were to be vested and payable on the 12 month anniversary of the Effective Date and 500,000 Bonus Shares were to be vested and payable on the 24 month anniversary of the Effective Date;

    WHEREAS, the Company and the Executive wish to amend the Employment Agreement to change the vesting and payable dates of the Bonus Shares; and

    WHEREAS, pursuant to the Amending Agreement, the Executive will be returning to the  Company the Issued Shares and the issuance of the Issued Shares will be rescinded and the Issued Shares will cancelled by the Company’s transfer agent.

    NOW THEREFORE, in consideration of the premises and of the respective covenants and agreements of the parties herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending legally to be bound, hereby agree as follows:

1.    Section 6.3(a) of the Employment Agreement is replaced in its entirety with the following provision:

(a)           Signing Bonus: The Executive is to receive a signing bonus of 1,500,000 shares of common stock of the Company (the “Bonus Shares”) reserved for issuance on the execution and delivery of this Agreement, vesting and payable as follows:

(i)           1,000,000 Bonus Shares vesting and payable 12 months after the Effective Date; and

(ii)           500,000 Bonus Shares vesting and payable 24 months after the Effective Date;

any unvested Bonus Shares will revert to the Company on termination of the Executive’s employment.

The Bonus Shares have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any states securities laws. The Bonus Shares are restricted securities as defined in Rule 144(a)(3) of the U.S. Securities Act and will bear a legend in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.”

In the event the Company proposes for any reason to register any of its shares of common stock or other securities under the U.S. Securities Act in connection with the proposed offer and sale of its shares of common stock or other securities, for either its own account or on behalf of any other security holders on a form which is suitable for an offering securities for cash and which is not a registration solely to implement an employee benefit plan, a registration statement on Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the SEC is applicable, the Executive shall have the right to request inclusion of the Bonus Shares included in such registration, subject to customary conditions as may be imposed by underwriters or the Company.

2.           The Executive will tender the Issued Shares to the Company to be returned to the Company’s transfer agent for rescission and cancellation.

3.           This Amending Agreement may be executed in counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

           IN WITNESS WHEREOF, the parties hereto or their duly authorized representatives have caused this Amending Agreement to be executed as of the date first above written.

CIRCLE STAR ENERGY CORP.

By:____________________________
Name:__________________________
Title:___________________________

_______________________________ G. Jonathan Pina